                                                                       March 10, 2004

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

         Re:      Pruco Life of New Jersey Flexible Premium Variable Annuity Account
                  (File No. 811-07975)
                  SP Advisor Variable Annuity
                           (File No.:  333-62242)
                   SP Annuity One/Plus Variable Annuity
                           (File No.  333-49230)
                   SP FlexElite Variable Annuity
                           (File No. 333-99275)
                   SP Select Variable Annuity
                           (File No.:  333-62238)

Dear Commissioners:

        On behalf of Pruco Life Insurance Company of New Jersey and the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the “Account”), we hereby submit pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (the “Act”), that the Account’s annual report for the period ending December 31, 2003 has been transmitted to contract owners in accordance with Rule 30e-2(a) under the Act.

        In addition to information transmitted herewith, we incorporate by reference the following annual reports with respect to the following specific portfolios: Evergreen Variable Annuity Trust — Evergreen VA Fund, Evergreen VA Foundation Fund, Evergreen VA Growth Fund, Evergreen VA Growth and Income Fund, Evergreen VA International Equity Fund, Evergreen VA Omega Fund, Evergreen VA Special Values Fund; Janus Aspen Series — Mid Cap Growth (Service Shares); The Prudential Series Fund, Inc. — Global Portfolio, Jennison Portfolio, Money Market Portfolio, Stock Index Portfolio, Equity Portfolio, Prudential Value Portfolio, SP Aggressive Growth Asset Allocation Portfolio, SP AIM Aggressive Growth Portfolio, SP AIM Core Equity Portfolio, SP Alliance Large Cap Growth Portfolio, SP Alliance Technology Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Davis Value Portfolio, SP Deutsche International Equity Portfolio, SP Growth Asset Allocation Portfolio, SP INVESCO Small Company Growth Portfolio, SP Jennison International Growth Portfolio, SP Large Cap Value Portfolio, SP MFS Capital Opportunities Portfolio, SP Mid Cap Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small/Mid Cap Value Portfolio and SP Strategic Partners Focused Growth Portfolio

1.       Filer/ Entity:         Evergreen Variable Annuity Trust
         Registration No.:      811- 08716
         CIK No.                0000928754
         Accession No.:         0000936772-04-000056
         Date of Filing:        02/25/2004

2.       Filer/ Entity:        Janus Aspen Series
         Registration No.:     811-07736
         CIK No.               0000906185
         Accession No.:        0000906185-04-000004
         Date of Filing:       02/27/2004

3.       Filer/Entity          The Prudential Series Fund, Inc.
         Registration No.:     811-03623
         CIK No.               0000711175
         Accession No.:        0001193125-04-037239
         Date of Filing:       03/09/2004

If you have any questions regarding this filing, please contact me at (973) 802-6997.

                                                         Sincerely,

                                                         C. Christopher Sprague
                                                         Vice President, Corporate Counsel